As filed with the Securities and Exchange Commission on January 28, 2009

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

January 22, 2009

BANK OF AMERICA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-6523	56-0906609
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 North Tryon Street Charlotte, North Carolina	28255
(Address of principal executive offices)	(Zip Code)

(704) 386-5681

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On January 22, 2009, Bank of America Corporation (“Bank of America”) announced that John Thain, President of Global Banking and Global Wealth and Investment Management, left the Company effective January 22, 2009.

Also, on January 22, 2009, Bank of America announced that Brian Moynihan, General Counsel, has been named to succeed Mr. Thain as President of Global Banking and Wealth Management, effective January 22, 2009. Accordingly, effective January 22, 2009, Mr. Moynihan ceased in his role as General Counsel, and an interim general counsel was appointed. Mr. Moynihan will continue to report directly to Ken Lewis, the Chairman, Chief Executive Officer, and President of Bank of America.

A copy of the press release announcing the events described above is attached as Exhibit 99.1 and is incorporated in this report by reference.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

The following exhibit is filed herewith:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
99.1	Bank of America Corporation News Release dated January 22, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK OF AMERICA CORPORATION

By:	/s/ TERESA M. BRENNER
Teresa M. Brenner
Associate General Counsel

Dated: January 28, 2009

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
99.1	Bank of America Corporation News Release dated January 22, 2009